Exhibit 99.1

PRESS RELEASE

Stockholders Approve GSE Solutions Merger with Pelican Energy Partners

COLUMBIA, MD – October 29, 2024 – GSE Solutions (“GSE Systems, Inc.” or “GSE”) (Nasdaq: GVP), a leader in advanced engineering solutions that supports the future of clean-energy production and decarbonization initiatives of the power industry, announced today that its stockholders overwhelmingly approved its merger with an affiliate of Pelican Energy Partners (“Pelican”). Pursuant to the terms of the merger agreement, dated August 8, 2024 and amended October 20, 2024 (“Merger Agreement”), Pelican will acquire all of the outstanding common stock of GSE for $4.60 per share.

Of the votes cast today at GSE’s stockholder meeting, approximately 95.18% were in favor of the merger transaction.  The Company anticipates the merger will close on or about October 31, 2024, subject to the satisfaction of the remaining closing conditions.

Ravi Khanna, Chief Executive Officer and President of GSE, commented, "We are pleased to have received the support of our stockholders to approve the merger of GSE and Pelican. Our employees look forward to continue to support our many wonderful customers in the power industry for many years to come."

ABOUT GSE SOLUTIONS

Proven by more than 50 years of experience in the nuclear power industry, GSE knows what it takes to help customers deliver carbon-free electricity safely and reliably. Today, GSE Solutions leverages top talent, expertise, and technology to help energy facilities achieve next-level power plant performance. GSE’s advanced Engineering offer highly specialized training, engineering design, program compliance, and simulation to that reduce risk and optimize plant operations. With more than 1,100 installations and hundreds of customers in over 50 countries, GSE delivers operational excellence. www.gses.com

Forward-Looking Statements and Information

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: completion of the merger is subject to various risks and uncertainties related to, among other things, its terms, timing, structure, benefits, costs and completion; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; risks related to the disruption of management’s attention from GSE’s ongoing business operations due to the merger; and other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2023 and in our subsequent filings with the SEC. You should not rely upon forward-looking statements as predictions of future events. Furthermore, such forward-looking statements speak only as of the date of this report. Our actual results could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

PRESS RELEASE

Media Contact
Sunny DeMattio
GSE Solutions
Director of Marketing & Communications
sunny.demattio@gses.com
Direct: +1 410.970.7931

Investor Contact
Adam Lowensteiner
Vice President
Lytham Partners
gvp@lythampartners.com
Direct: +1 646.829.9702

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